EXHIBIT 10.3

CSGQ TRUST, SERIES 2002-A VARIABLE FUNDING NOTES

PURCHASE AGREEMENT

Dated as of June 25, 2002

PACCT, LLC

Seller

PROVIDIAN NATIONAL BANK

in its individual capacity and as Accounts Owner

CSG, LLC

Purchaser

MTGLQ INVESTORS, L.P.

SB FUNDING CORP.

COMPUCREDIT ACQUISITION CORPORATION

Secondary Purchasers

CSGQ TRUST

SERIES 2002-A

i

INTRODUCTION

CSGQ TRUST SERIES 2002-A VARIABLE FUNDING NOTES PURCHASE AGREEMENT (as amended, restated, modified or otherwise modified and in effect, this “Agreement”), dated as of June 25, 2002, by and among PACCT, LLC, a Delaware limited liability company, as Seller (in such capacity, and together with any of its successors or permitted assigns, the “Seller”),  Providian National Bank, in its individual capacity (“Providian”) and as Accounts Owner (in such capacity, the “Accounts Owner”), CSG, LLC, a Delaware limited liability company, as Purchaser (in such capacity, the “Purchaser”), MTGLQ Investors, L.P., SB Funding Corp. and CompuCredit Acquisition Corporation, as Secondary Purchasers (each, a “Secondary Purchaser” and collectively, with the Purchaser, the “VFN Purchasers”).

RECITALS

The Seller proposes to sell to the VFN Purchasers on the terms and subject to the conditions set forth herein, CSGQ Trust, Series 2002-A Variable Funding Notes (the “Series 2002-A Notes”).  Subject to the terms and conditions set forth in this Agreement and the Series 2002-A Indenture Supplement (as defined or referenced herein), the outstanding principal amount of the Series 2002-A Notes may be decreased and increased from time to time.

The Receivables and other Trust Assets (each as defined or referenced herein) will be sold to PACCT, LLC (in such capacity, the “Transferor”) on the Closing Date (as defined or referenced herein) and from time to time thereafter pursuant to a Receivables Purchase Agreement dated as of June 25, 2002 (as amended, restated, supplemented or otherwise modified and in effect, the “Receivables Purchase Agreement”) between Providian, as seller, and the Transferor.  Upon purchase, the Transferor will convey the Receivables and other Trust Assets to CSGQ Trust (the “Trust”), a business trust organized under the laws of the State of Delaware, pursuant to a Transfer and Servicing Agreement dated as of June 25, 2002 (as amended, restated, supplemented or otherwise modified and in effect, the “Transfer and Servicing Agreement”) among the Transferor, CompuCredit Corporation, as Servicer (the “Servicer”), CSG Presidio Funding, LLC, as O/C Holder and the Trust, as Issuer.  The Trust will issue the Series 2002-1 Notes (as defined or referenced herein) and the Series 2002-A Notes and will make payments on such notes from collections on the Receivables.

The Series 2002-1 Notes will be issued pursuant to the Master Indenture dated as of June 25, 2002 (as amended, restated, supplemented or otherwise modified and in effect, the “Master Indenture”), among the Trust, U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”) and Citibank, N.A., as the Note Administrator (the “Note Administrator”) and pursuant to the CSGQ Trust, Series 2002-1 Indenture Supplement, Term Notes, dated as of June 25, 2002 (as amended, restated, supplemented or otherwise modified and in effect, the “Series 2002-1 Indenture Supplement”) among the Trust, the Indenture Trustee and the Note Administrator.  The Series 2002-A Notes will be issued pursuant to the Master Indenture and the CSGQ Trust, Series 2002-A Indenture Supplement, Variable Funding Notes, dated as of June 25, 2002 (as amended, restated, supplemented or otherwise modified and in effect, the “Series 2002-A Indenture Supplement”) among the Trust, the Indenture Trustee and the Note Administrator.

Pursuant to an Account Ownership and Administration Agreement dated as of June 25, 2002 (as amended, restated, supplemented or otherwise modified and in effect, the “Account Ownership Agreement”) among the Accounts Owner, the Servicer and the Purchaser, the Accounts Owner will, during the period specified therein, own the Accounts (as defined or referenced herein), issue credit cards related to the Accounts and perform certain services with respect thereto.

Pursuant to the Series 2002-1 Indenture Supplement, the Servicer will, subject to the conditions specified therein, apply collections from the Receivables toward the purchase of newly created Receivables that have been conveyed to the Trust.  To the extent collections from the Receivables are insufficient or unavailable to purchase such newly created Receivables, the Note Administrator will require the Purchaser to fund such newly created Receivables in accordance with the terms of the Series 2002-A Indenture Supplement and this Agreement and will increase the principal balance of the Purchaser’s Series 2002-A Note accordingly.

If and to the extent the Purchaser fails to fund any Net Purchase Requirement due to the failure on the part of any of its Members to make a required capital contribution, or due to the inability of the Purchaser to fund a Member’s pro rata share of the Net Purchase Requirement in accordance with the terms and conditions of the Amended and Restated LLC Agreement, such Member, in its capacity as Secondary Purchaser, shall fund an increase in such Member’s Series 2002-A Note in an amount equal to the amount of such capital contribution, up to such Member’s Commitment Amount and subject to the other terms and conditions set forth in the Series 2002-A Indenture Supplement and this Agreement.  Each Secondary Purchaser has obtained credit support for its obligations hereunder from a Credit Support Provider in the form of an irrevocable letter of credit, guarantee or other financial instrument.  Any newly created Receivables not funded by collections from Receivables or by the VFN Purchasers pursuant to this Agreement and the 2002-A Indenture Supplement initially will be funded by the Accounts Owner, to the extent provided in the Accounts Ownership Agreement and Related Agreements, and will result in the existence of a Transferor Amount.

In consideration of the representations, warranties and agreements herein contained, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1             Definitions.

All capitalized terms used herein shall have the meanings specified herein or in the Transfer and Servicing Agreement, the Master Indenture or the Series 2002-A Indenture Supplement, and shall include in the singular number the plural and in the plural number the singular and the masculine of such terms as well as the feminine and neuter of such terms, and the following terms shall have the following meanings:

“Accounts Owner” shall have the meaning specified in the Introduction.

“Account Ownership Agreement” shall have the meaning specified in the Recitals.

“Affected Amount” shall have the meaning specified in Section 2.3(a).

“Affected Member” shall have the meaning specified in Section 2.3(a).

“Aggregate VFN Commitment” for any Business Day shall mean:

(i) if such Business Day does not occur during the Scheduled Amortization Period or any Rapid Amortization Period, the lesser of:

(a) $200 million; and

(b) the greater of:

(1) 75% of the aggregate Open to Buy as of the end of the prior Business Day; and

 (2) the lesser of:

(x) $25 million; and

(y) the aggregate Open to Buy as of the end of the prior Business Day; and

(ii) if such Business Day occurs during the Scheduled Amortization Period or any Rapid Amortization Period, the lesser of:

(a) $200 million; and

(b) the greater of:

(1) the product of:

(x) the aggregate Receivables created under Open Accounts;

(y) the greater of the highest Maximum Payment Rate calculated for each of the last three Monthly Periods and the highest Maximum Purchase Rate calculated for each of the last three Monthly Periods; and

(z)  three; and

(2) the lesser of

(x) $25 million; and

(y) the aggregate Open to Buy as of the end of the prior Business Day.

“Agreement” shall have the meaning specified in the Introduction.

“Amended and Restated LLC Agreement” shall mean the Amended and Restated Limited Liability Company Agreement of CSG, LLC dated as of June 25, 2002 (as amended from time to time) by and among MTGLQ Investors, L.P., SB Funding Corp. and CompuCredit Acquisition Corporation.

“Cardholder” shall mean an applicant and/or co-applicant in whose name an Account was established or is maintained and/or who is obligated to repay the Receivables associated with such Account.

“Certificate Purchase Agreement” shall mean the Pass-Through Amortizing Credit Card Trusts, Series 2002-1 Pass Through Certificate Purchase Agreement, dated as of June 12, 2002, among Providian, PACCT, LLC, Goldman, Sachs & Co. and Salomon Smith Barney Inc.

“Company” shall have the meaning specified in the LLC Agreement.

“Closing Date” shall mean June 25, 2002.

“Commitment Amount” shall mean, with respect to any Secondary Purchaser as of any Business Day, (i) the product of (a) such Secondary Purchaser’s VFN Commitment Share and (b) the Aggregate VFN Commitment as of such Business Day, minus (ii) such Secondary Purchaser’s share of all Increase Amounts funded since the Closing Date, whether through capital contributions to the Purchaser, direct purchases by the Secondary Purchaser, funds provided by any Credit Support Provider on behalf of such Secondary Purchaser, amounts withdrawn from the Reserve Account that were allocable to the Secondary Purchaser or distributions that would otherwise have been paid or allocated to the Secondary Purchaser (including distributions to the Purchaser or to CSG Funding, LLC for the O/C Invested Amount, the Class B Notes and the Series 2002-A Notes which are allocable to the Secondary Purchaser) and which have been applied by the Note Administrator to the funding of any Increase Amounts, plus (iii) the aggregate amount of all principal distributions paid  to such Secondary Purchaser with respect to the Series 2002-A Notes (including principal distributions paid to the Purchaser pursuant to the Series 2002-A Notes which constitute principal distributions made on such portions of the Purchaser’s Series 2002-A Note that were funded by such Secondary Purchaser in its capacity as a Member of the Purchaser), in each case as calculated by the Note Administrator based on information provided by the LLC Administrator as needed to enable the Note Administrator to perform such calculations.

 “Credit Limit” shall mean, with respect to any Account on any Business Day, the amount of credit available to the Cardholder pursuant to the terms of the related Cardholder Agreement.

“Credit Support Provider” shall mean (i) with respect to MTGLQ Investors, L.P., The Goldman Sachs Group, Inc., (ii) with respect to SB Funding Corp., Salomon Smith Barney Holdings Inc. and (iii) with respect to CompuCredit Acquisition Corporation, CompuCredit Corporation.

“GAAP” shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such accounting profession, which are in effect as of the date of this Agreement.

“Interest” shall have the meaning specified in the LLC Agreement.

“Interim Servicing Period” shall mean the period from the Closing Date to but excluding the date the Servicer has assumed all servicing responsibilities pursuant to the Interim Subservicing Agreement.

“Interim Subservicing Agreement” shall mean the Interim Subservicing Agreement dated as of June 25, 2002 by and among Providian National Bank, as Interim Subservicer, PACCT, LLC, the Servicer, CSG, LLC and Providian National Bank, as Accounts Owner.

 “Knowledge” shall mean, with respect to Seller or Providian, what is actually known without independent investigation by any officer of Seller or Providian having a rank or equivalent rank of at least Executive Vice President or Treasurer.

“LLC Administrator” shall mean CompuCredit Acquisition Corporation pursuant to the Administration Agreement of CSG, LLC, dated as of April 8, 2002, by and between the Company and CompuCredit Acquisition Corporation.

“LLC Agreement” shall mean the Amended and Restated Limited Liability Company Agreement of CSG LLC, dated as of June 25, 2002 (as may be amended from time to time), by and among MTGLQ Investors, L.P., SB Funding Corp. and CompuCredit Acquisition Corporation.

“Master Indenture” shall have the meaning specified in the Recitals.

“Maximum Payment Rate” shall mean, with respect to any Monthly Period, (i) the aggregate amount of Collections during such Monthly Period divided by (ii) the aggregate Receivables as of the first day of such Monthly Period.

“Maximum Purchase Rate” shall mean, with respect to any Monthly Period, (i) the aggregate amount of newly created Receivables during such Monthly Period divided by (ii) the aggregate Receivables as of the first day of such Monthly Period.

 “Member” shall have the meaning specified in the LLC Agreement.

 “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Offering Circular” shall mean the offering circular supplement dated as of June 12, 2002 together with the base offering circular dated as of June 12, 2002 prepared by the Seller, the Purchaser and CSG, LLC in connection with the issuance and sale of the Securities.

“Open Account” shall mean, on any Business Day, an Account for which the Cardholder has charging privileges.

“Open to Buy” shall mean, for any Open Account on any Business Day, the excess of (i) the Credit Limit and (b) the amount of Receivables in such Account.

“Percentage Interest” shall have the meaning specified in the LLC Agreement.

 “Providian” shall have the meaning specified in the Introduction.

“Providian Information” shall have the meaning specified in Section 4.1(a).

“Purchaser” shall have the meaning specified in the Introduction.

“Qualified Transferee” shall mean each of the Secondary Purchasers and each transferee of an Interest from a Member the transfer to which was approved by the unanimous consent of all Members of the LLC and for which the Rating Agency Condition has been met.

“Rapid Amortization Period” shall have the meaning specified in the Series 2002-1 Indenture Supplement.

“Rating Agency Condition” shall mean, with respect to any action, that each Rating Agency shall have notified the LLC Administrator, the Issuer, the Note Administrator and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then existing ratings of any of the Series 2002-1 Notes.

“Receivables Purchase Agreement” shall have the meaning specified in the Recitals.

“Sale and Purchase Agreement” shall mean the Sale and Purchase Agreement (as amended, restated, supplemented or otherwise modified and in effect) dated as of April 11, 2002 by and between the Accounts Owner and the Purchaser, as amended by the Sale and Purchase Side Agreement dated as of June 25, 2002 among the Purchaser, the Accounts Owner and the Seller.

“Scheduled Amortization Period” shall have the meaning specified in the Series 2002-1 Indenture Supplement.

“Securities” shall mean the Pass-Through Certificates, Series 2002-1, to be purchased by Goldman, Sachs & Co. and Salomon Smith Barney Inc. pursuant to the Certificate Purchase Agreement.

“Secondary Purchaser” shall have the meaning specified in the Introduction.

“Seller” shall have the meaning specified in the Introduction.

“Series 2002-1 Indenture Supplement” shall have the meaning specified in the Recitals.

“Series 2002-1 Notes” shall mean the notes issued pursuant to the Series 2002-1 Indenture Supplement and the Master Indenture.

“Series 2002-A Indenture Supplement” shall have the meaning specified in the Recitals.

“Series 2002-A Notes” shall have the meaning specified in the Recitals.

“Servicer” shall have the meaning specified in the Recitals.

“Transaction Documents” shall mean, collectively, this Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, the Account Ownership Agreement, the Master Indenture, the Series 2002-1 Indenture Supplement, the Series 2002-A Indenture Supplement, the Certificate Purchase Agreement, the Sale and Purchase Agreement and all of the other instruments, documents and other agreements executed and delivered in connection with any of the foregoing, in each case, as the same may have been or may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“Trust” shall have the meaning specified in the Recitals.

“VFN Commitment Share” shall mean, as of any date and with respect to any Secondary Purchaser, the sum of (i) such Secondary Purchaser’s Percentage Interest and (ii) the Percentage Interest of any transferee or successor transferee of an Interest previously held by such Secondary Purchaser to the extent such Interest has not been transferred to, or acquired by, a transferee or successor transferee which is a Qualified Transferee.

“VFN Purchasers” shall have the meaning specified in the Introduction.

Section 1.2             Other Terms.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP.  The symbol “$” shall mean the lawful currency of the United States of America.  All terms used in Article 9 of the UCC as in effect in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

Section 1.3             Computation of Time Periods.  Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each means “to but excluding,” and the word “within” means “from and excluding a specified date and to and including a later specified date.”

ARTICLE II

TRANSFER OF THE SERIES 2002-A NOTES

Section 2.1             Transfer of the Series 2002-A Notes.    On the terms and subject to the conditions set forth in this Agreement, and in reliance upon the covenants, representations, warranties and agreements herein set forth, on the Closing Date, the Seller agrees to transfer and deliver to the VFN Purchasers, and the VFN Purchasers agree to accept, the Series 2002-A Notes in the form attached as Exhibit A to the Series 2002-A Indenture Supplement.

Section 2.2             Delivery of the Series 2002-A Notes and Documents.

(a)           The Seller will deliver the Series 2002-A Notes to be sold by the Seller to the VFN Purchasers on the Closing Date. The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on the Closing Date or such other time and date as the VFN Purchasers and the Seller may agree upon in writing.

(b)           The documents to be delivered on the Closing Date by or on behalf of the parties hereto pursuant to Section 3.1 hereof will be delivered at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, NY 10103, 10:00 a.m., New York City time, on June 25, 2002, or such other time, place and date as each of the parties hereto may agree upon in writing.

Section 2.3             Principal Balance Increases.

(a)           Upon the terms and subject to the conditions set forth herein and in the Series 2002-A Indenture Supplement, the Purchaser shall fund the Net Purchase Requirement requested by the Servicer with respect to the Purchaser’s Series 2002-A Note in accordance with the procedures described herein.  To the extent the Purchaser fails to fund the Net Purchase Requirement in full due to the failure or refusal of a Member of the Purchaser to make a capital contribution as required under the terms of the Amended and Restated LLC Agreement or the Amended and Restated Capital Contribution Agreement, or due to the inability of the Purchaser to fund such Member’s pro rata share of the Net Purchase Requirement (such Member, an “Affected Member”, and the amount which the Affected Member failed or refused to contribute, or with respect to which the Purchaser was unable to fund on behalf of such Affected Member, the “Affected Amount”), the Servicer, acting on behalf of the Note Administrator, shall demand that the Affected Member fund an increase in the Series 2002-A Note held by such Affected Member in an amount equal to the Affected Amount in accordance with the procedures described in Annex B attached hereto.

(b)           Upon the satisfaction of the conditions precedent set forth in Section 3.2, the Purchaser shall remit funds in an amount equal to the Net Purchase Requirement in accordance with the procedures described in Annex B attached hereto.

(c)           Upon the satisfaction of the conditions precedent set forth in Sections 3.2 and 3.3, each Secondary Purchaser shall remit funds in an amount equal to the Affected Amount required to be funded by such Secondary Purchaser, if any, in accordance with the procedures described in Annex B attached hereto.

Section 2.4             Funding Procedures.

The parties hereto agree to follow the funding procedures and timelines set forth in Annex B attached hereto.

ARTICLE III

CONDITIONS PRECEDENT

Section 3.1             Conditions Precedent to the Purchase of the Series 2002-A Notes.  The obligations of the VFN Purchasers to acquire the Series 2002-A Notes on the Closing Date shall be subject, in the discretion of each VFN Purchaser, to the condition that all representations and warranties and other statements of each of the Seller and Providian herein are, at and as of the Closing Date, true and correct, and to the following additional conditions:

(a)           Each Transaction Document and all of the other agreements identified or otherwise contemplated by the Offering Circular and such Transaction Documents shall have been duly entered into by all of the respective parties;

(b)           The conditions to closing set forth in Section 6.1 of the Sale and Purchase Agreement shall have been satisfied on or prior to the Closing Date and the transactions set forth in Section 2.1 of the Sale and Purchase Agreement shall have been consummated on or prior to the Closing Date;

(c)           Orrick, Herrington & Sutcliffe LLP shall have furnished to each VFN Purchaser its written opinions, dated the Closing Date, in form and substance satisfactory to each VFN Purchaser and counsel for each VFN Purchaser;

(d)           Richards, Layton & Finger, special Delaware counsel to the Seller, shall have furnished to each VFN Purchaser its written opinions, dated the Closing Date, in form and substance satisfactory to each VFN Purchaser and counsel for each VFN Purchaser;

(e)           Cravath, Swaine & Moore, special New York counsel to the Seller and Providian, shall have furnished to each VFN Purchaser its written opinions, dated the Closing Date, on FIRREA, non-consolidation, security interest and corporate matters and other related matters, in form and substance satisfactory to each VFN Purchaser and counsel for each VFN Purchaser;

(f)            Wachtell, Lipton, Rosen & Katz LLP, special New York counsel to the Seller and Providian, shall have furnished to each VFN Purchaser its written opinion to be delivered to each VFN Purchaser pursuant to Section 6.1(k) of the Sale and Purchase Agreement, in form and substance satisfactory to each VFN Purchaser and counsel for each VFN Purchaser;

(g)           Gallagher, Callahan and Gartrell, P.A., special New Hampshire counsel to the Seller and Providian, shall have furnished to each VFN Purchaser its written opinion, dated the Closing Date, on matters governed by New Hampshire law, in form and substance satisfactory to each VFN Purchaser and counsel for each VFN Purchaser;

(h)           The in-house counsel to Providian (who may be the General Counsel or an Associate General Counsel of Providian) shall have furnished to each VFN Purchaser his or her written opinion, dated the Closing Date, on matters relating to Providian in form and substance satisfactory to each VFN Purchaser and counsel for each VFN Purchaser;

(i)            Orrick, Herrington & Sutcliffe LLP, special New York counsel to each of the VFN Purchasers, shall have furnished to each VFN Purchaser its written opinion, dated the Closing Date, on the Offering Circular in form and substance satisfactory to each VFN Purchaser;

(j)            Skadden, Arps, Slate, Meagher & Flom LLP, special Delaware counsel to the VFN Purchasers, shall have furnished to each VFN Purchaser its written opinions, dated the Closing Date, in form and substance satisfactory to each VFN Purchaser;

(k)           In-house counsel to CompuCredit Corporation, a Georgia corporation, shall have furnished to each VFN Purchaser its written opinion, dated the Closing Date, in form and substance satisfactory to each VFN Purchaser and counsel for each VFN Purchaser;

(l)            Thacher Proffitt & Wood LLP, counsel for the Indenture Trustee and Note Administrator, shall have furnished to each VFN Purchaser its written opinion, dated the Closing Date, in form and substance satisfactory to each VFN Purchaser and counsel for each VFN Purchaser;

(m)          Richards, Layton & Finger, counsel for the Owner Trustee, shall have furnished to each VFN Purchaser its written opinion, dated the Closing Date, in form and substance satisfactory to each VFN Purchaser and counsel for each VFN Purchaser;

(n)           Ernst & Young LLP, as independent accountants of Providian, shall have furnished to each VFN Purchaser a letter or letters, dated on the date hereof, and a letter or letters, dated the Closing Date, respectively, containing statements and information of the type customarily included in accountants’ “agreed upon procedures letters” with respect to certain financial information provided by Providian contained in the Offering Circular;

(o)           Each of the Seller and Providian shall have furnished or caused to be furnished to each VFN Purchaser on the Closing Date certificates of its officers satisfactory to each VFN Purchaser as to the accuracy in all material respects of its representations and warranties herein at and as of the Closing Date, as to the performance in all material respects of all of its obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in Sections 3.1(a) in respect of the Seller or Providian, as applicable, and as to such other matters as each VFN Purchaser may reasonably request;

(p)           All conditions precedent in the Certificate Purchase Agreement shall have been satisfied; and

(q)           All opinions, certificates and other documents incident to, and all proceedings in connection with the transactions contemplated by, this Agreement and each of the other Transaction Documents shall be satisfactory in form and substance to each VFN Purchaser and its counsel, and each VFN Purchaser and its counsel shall have received copies of such opinions, certificates and other documents as they may reasonably request.

The delivery of this Agreement on the Closing Date shall be deemed to be an acknowledgment by each VFN Purchaser and its counsel that the form and substance of any written opinions required under this Section 3.1 are satisfactory.

Section 3.2             Conditions Precedent to each Principal Balance Increase.The obligations of any VFN Purchaser to fund any Net Purchase Requirement,

or any part thereof, are several and are subject to the satisfaction, as of the applicable Increase Date, of each of the following conditions:

(a)           The Accounts Owner shall not have ceased, or become unable, for any reason, to transfer Receivables to the Seller as provided in the Receivables Purchase Agreement and the Transferor shall not have ceased, or become unable, for any reason, to transfer Receivables to the Trust as provided in the Transfer and Servicing Agreement;

(b)           The Accounts Owner shall not have become unable, for any reason, to transfer good title to the Receivables to the Transferor as provided in the Receivables Purchase Agreement and the Seller shall not have become unable, for any reason, to transfer good title to the Receivables to the Trust as provided in the Transfer and Servicing Agreement;

(c)           The Accounts Owner shall not have ceased to settle newly generated Receivables under applicable VISA and MasterCard agreements;

(d)           None of the representations or warranties made by Providian or by the Seller, as applicable, under Sections 4.1(i) and 4.1(k) of this Agreement shall have been incorrect in any material respect as of the time when such representation or warranty was made;

(e)           None of the representations or warranties made by Providian or by the Seller, as applicable, under Sections 4.1(b), (c), (d), (e), (f) and (h) of this Agreement shall have been incorrect in any material respect as of the time when such representation or warranty was made (except to the extent any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty shall be true and correct as of the date specified), unless the circumstances or conditions in respect of which such representation or warranty was incorrect shall have been eliminated or otherwise cured (i) within ten (10) Business Days with respect to the representations and warranties made under Sections 4.1(b), (c) and (e), and (ii) within five Business Days with respect to the representations and warranties made under Sections 4.1(d) or (h), and (iii) within seven Business Days with respect to the representations and warranties under Section 4.1(f), in each case after the earlier of (1) Knowledge thereof by Providian or the Seller and (2) receipt by Providian of a written notice from any VFN Purchaser, delivered in accordance with Section 7.3, specifying such incorrect representation or warranty and requiring it to be remedied;

(f)            There shall not have been any default in the performance or observance of any obligation by the Seller under any Transaction Document to which it is a party that would have a material adverse effect on the Noteholders of the Series 2002-A Notes unless any such default shall have been cured within ten (10) Business Days of the earlier of (1) Knowledge thereof by Providian or the Accounts Owner and (2) receipt by Providian of a written notice from any VFN Purchaser, delivered in accordance with Section 7.3, specifying such default and requiring it to be remedied; and

(g)           The aggregate Increase Amounts of all VFN Purchasers with respect to such Business Day does not exceed the Net Purchase Requirement for such Business Day.

Section 3.3             Conditions Precedent for Secondary Purchasers.(a)     The obligation of any Secondary Purchaser to fulfill any Net Purchase Requirement, or any part thereof, is subject to the following conditions as of the applicable Increase Date: (i) the satisfaction of each of the conditions set forth in Section 3.2 and (ii) the Servicer, on behalf of the Note Administrator, shall have first requested such funding from the Purchaser in accordance with Section 4.02(a) of the Series 2002-A Indenture Supplement.

(b)           Each Secondary Purchaser shall be obligated only to fund a portion of any Net Purchase Requirement up to (i) its respective VFN Commitment Share as of such Increase Date (before giving effect to any Increase Amounts to be funded on such Increase Date) of such amount and (ii) its respective Commitment Amount as of such Increase Date.

Section 3.4             Waivers of Conditions Precedent.A VFN Purchaser may waive any of the conditions precedent described in Sections 3.2 and 3.3 above in its sole discretion; provided, however, that any such waiver (i) shall only be applicable with respect to the VFN Purchaser waiving such condition and shall not be binding upon or affect the rights and remedies of any other VFN Purchaser, and (ii) shall only apply to the specific occurrence upon which the waiver was granted and shall not preclude the exercise of any other power, right or remedy available to the VFN Purchaser.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.1             Representations and Warranties.Each of Providian and the Seller (in its capacity as Seller and as Transferor), jointly and severally, represents and warrants to, and agrees with, each VFN Purchaser that:

(a)           The Providian Information (as defined or referenced herein) set forth in the Offering Circular and any amendments or supplements thereto, as of the date thereof and as of the Closing Date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  “Providian Information” shall mean, (i) for purposes of the offering circular supplement, the information set forth (A) in paragraphs 1 and 2 of the Executive Summary, (B) under the captions “Summary of Terms—Providian National Bank,” “—Transferor” (first paragraph only) and “—The Receivables,” “The Receivables” and “The Master Trust Portfolios” (including each of the tables with information on the credit card accounts and the related receivables set forth under “The Receivables” and “The Master Trust Portfolios”), (C) the information set forth under “Risk Factors—Legal and regulatory proceedings against Providian could reduce or delay payments on your

Certificates,” (first paragraph only) and “—Certain regulatory matters involving Providian could reduce or delay payments on your Certificates” (first and second paragraphs only) and (D) in the disk containing historical information on the credit card accounts and the related credit card receivables included in the offering circular supplement and (ii) for purposes of the base offering circular, the information set forth under the captions “The Transferor,” “Underwriting Procedures for the Master Trust Portfolios,” and “Providian National Bank.” It is understood and agreed that none of the Providian Information shall be considered or deemed to be a representation or warranty as to (i) the credit quality of the Accounts or the Receivables (as such terms are defined in the Offering Circular), provided, that the foregoing reference to credit quality shall not be deemed to limit Providian’s obligation to include true, accurate and complete FICO scores in the Providian Information, (ii) the targeting, underwriting or credit criteria (other than the compliance of such criteria with requirements of law) used in connection with the Accounts or the Receivables except for such information set forth under (A) the table entitled “Origination Channel” in each Term Sheet and (B) “Underwriting Procedures for the Master Trust Portfolios” in the Preliminary Base Offering Circular and Base Offering Circular or (iii) the future performance of the Receivables or the Accounts.

(b)           As of the Closing Date and as of each Increase Date, the Seller is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has all requisite power and authority (limited liability company or other) to own its properties and to conduct its business as described in the Offering Circular, and has been duly qualified as a foreign entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property or conducts any business so as to require such qualification, except where the failure to be in good standing, to have such power or authority, or to be so qualified has not had and is not reasonably likely to have a material adverse effect on the Noteholders of the Series 2002-A Notes.

(c)           As of the Closing Date and as of each Increase Date, Providian is duly organized and is validly existing as a national banking association under the federal laws of the United States and has all requisite power and authority (corporate or other) to own its properties and to conduct its business as described in the Offering Circular, and has been duly qualified as a foreign entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property or conducts any business so as to require such qualification, except where the failure to be in good standing, to have such power or authority, or to be so qualified has not had and is not reasonably likely to have a material adverse effect on the Noteholders of the Series 2002-A Notes.

(d)           As of the Closing Date, each Transaction Document to which the Seller or Providian is a party shall have been duly authorized, executed and delivered by the Seller or Providian, as applicable.

(e)           As of the Closing Date and as of each Increase Date, Providian in its capacity as Accounts Owner shall have fulfilled all of its obligations under the

Account Ownership Agreement except where failure to fulfill such obligations would not have a material adverse effect on the Noteholders of the Series 2002-A Notes.

(f)            As of the Closing Date and as of each Increase Date, (i) the sale of the Series 2002-A Notes by the Seller pursuant to this Agreement, the compliance by each of the Seller and Providian with all of the provisions of the other Transaction Documents to which it is a party and any other agreement or document entered into by the Seller and Providian in connection therewith, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller or Providian is a party or by which the Seller or Providian is bound or to which any of the property or assets of the Seller or Providian is subject except where such conflict, breach or default will not have a material adverse effect on the Noteholders of the Series 2002-A Notes, nor will such action result in any violation of the provisions of the organizational documents of the Seller or Providian or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or Providian or any of its properties except where such violation will not have a material adverse effect on the Noteholders of the Series 2002-A Notes; and (ii) no consent, approval, authorization, order, registration, filing or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Series 2002-A Notes by the Seller pursuant to this Agreement or the consummation by the Seller or Providian of the other transactions contemplated by the Transaction Documents to which the Seller or Providian is a party and any other agreement or document entered into by the Seller or Providian in connection therewith, except as have been obtained and except where failure to obtain such consent, approval, authorization, order, registration, filing or qualification would not have a material adverse effect on the Noteholders of the Series 2002-A Notes.

(g)           Other than as set forth in the Offering Circular, as of the date thereof and as of the Closing Date, there are no legal or governmental proceedings pending to which the Seller or Providian or any of their subsidiaries, if any, is a party or to which any property of the Seller or Providian or any of their respective subsidiaries, if any, is the subject which could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the current or future financial position, equity or results of operations of the Seller and its subsidiaries, if any, taken as a whole, or Providian and its subsidiaries, taken as a whole; and, to the best of  the Seller’s and Providian’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; except in the case of any such pending, threatened or contemplated proceedings where such proceedings would not have a material adverse effect on the Noteholders of the Series 2002-A Notes.

(h)           Providian will, as of the Closing Date and as of the date such Receivables are transferred to the Seller, own the Receivables to be transferred by Providian to the Seller on such date pursuant to the Receivables Purchase Agreement, free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance other than liens and other encumbrances permitted under the Transaction

Documents and other than liens and other encumbrances that would not have a material adverse effect on the Noteholders of the Series 2002-A Notes, and, as of the Closing Date and as of the date such Receivables are transferred to the Seller, Providian will have full power and authority to sell and deliver such Receivables to be sold to the Seller on such date under the Receivables Purchase Agreement and as of the Closing Date will have duly authorized such assignment and delivery to the Seller by all necessary action, in each case except where failure to have such power and authorization would not have a material adverse effect on the Noteholders of the Series 2002-A Notes.

(i)            As of the Closing Date and as of each date that newly created Receivables are transferred to the Seller, the Seller will have full power and authority to sell and deliver the Receivables to the Trust under the Transfer and Servicing Agreement as of such date and as of the Closing Date will have duly authorized such assignment and delivery to the Trust by all necessary action, in each case except where failure to have such power and authorization would not have a material adverse effect on the Noteholders of the Series 2002-A Notes.

(j)            Any taxes, fees and other governmental charges due and payable by Providian or the Seller in connection with the execution, delivery and performance of the Transaction Documents to which Providian or the Seller is a party will have been paid at or prior to the Closing Date and on or prior to the Increase Date, as applicable, in each case except where failure to pay such taxes, fees or other charges would not have a material adverse effect on the Noteholders of the Series 2002-A Notes.

(k)           As of the Closing Date and as of each date that newly created Receivables are transferred to the Seller, the Receivables to be assigned by Providian to the Seller and by the Seller to the Trust on such date will have been duly and validly assigned and delivered by Providian to the Seller and by the Seller to the Trust, in each case except where failure to assign and deliver such Receivables would not have a material adverse effect on the Noteholders of the Series 2002-A Notes.

(l)            The Seller is not, or after giving effect to the offering and sale of the Series 2002-A Notes to the VFN Purchasers under this Agreement, or the sale of the Securities under the Certificate Purchase Agreement, or the issuance of the Series 2002-1 Notes by the Trust will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

Section 4.2             Covenants.  Providian shall not take any action to prevent the sale of the Receivables to the Seller except in accordance with the Receivables Purchase Agreement and Section 2.01(b) and Section 2.02 of the Account Ownership Agreement, and Seller shall not take any action to prevent the sale of the Receivables to the Trust except in accordance with the Receivables Purchase Agreement and the Transfer and Servicing Agreement.

ARTICLE V

INDEMNIFICATION

Providian shall indemnify and hold harmless each VFN Purchaser and its respective members, officers, directors, employees, agents and representatives, against any and all losses, claims, damages, liabilities or expenses (including reasonable legal and accounting fees) (collectively, “Losses”), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with or otherwise with respect to any breach of any representation, warranty or covenant in this Agreement or in any certificate delivered pursuant hereto of Providian or, as long as Providian is the Accounts Owner, of the Transferor.

ARTICLE VI

 COMMITMENT BY SECONDARY PURCHASER

On any Business Day that the Net Purchase Requirement is not satisfied in full due to a Member being an Affected Member, or due to the inability of the Purchaser to fund the Affected Member’s pro rata share of the Net Purchase Requirement, each Affected Member shall, in its capacity as a Secondary Purchaser hereunder and in accordance with Section 4.02(a) of the Series 2002-A Indenture Supplement and subject to the terms and conditions set forth herein, and only to the extent of any amounts available under such Secondary Purchaser’s Commitment Amount, purchase an additional balance in such Member’s Series 2002-A Notes in an amount equal to the Affected Amount.

ARTICLE VII

MISCELLANEOUS

Section 7.1             Waivers; Remedies.  No failure or delay on the part of any VFN Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy.  The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

Section 7.2             Amendments, Waivers and Consents.  No amendment to or waiver of any provision of this Agreement, nor any consent to departure by Seller or any VFN Purchaser therefrom, shall be effective unless the same shall be in writing and signed by the parties hereto and unless the Rating Agencies shall have confirmed in writing that such amendment or waiver will not result in the reduction or withdrawal of the then current ratings of the Securities or the rated Series 2002-1 Notes; provided, however, that his Agreement may be amended by the parties hereto without prior notification to, or confirmation from, the Rating Agencies to cure any ambiguity or to correct or supplement any provisions in this Agreement that may be inconsistent with any other provision herein or in the Series 2002-A Indenture Supplement or the Series 2002-1 Indenture Supplement.

Section 7.3             Notices, Etc.  Except where instructions or notices are authorized herein to be given by telephone, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be sent by mail, overnight delivery service, facsimile transmission (with a printed or telephone confirmation of the receipt thereof) or email (with a telephone confirmation of the receipt thereof) and shall be deemed to be given for purposes of this Agreement upon receipt.  Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 7.3, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses or facsimile numbers indicated on the attached Annex A.

Section 7.4             Governing Law; Submission to Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.  THE PARTIES HERETO EACH HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.5             Severability.  Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.6             Counterparts.  This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 7.7             Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, each VFN Purchaser agrees that it will not, prior to the date which is one year and one day after the day upon which the Securities and the Series 2002-A Notes have been paid in full, acquiesce, petition or otherwise invoke or cause the Seller or the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Seller or the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Seller or the Trust.

Section 7.8             Successors and Assigns.This Agreement shall be binding on the parties hereto and their respective successors and permitted assigns; provided, however, that (i) the Seller may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of each VFN Purchaser and each other party to this Agreement (provided that the Seller may assign its rights hereunder in connection with the assignment or termination of Providian’s role as Accounts Owner in accordance with the Transaction Documents) and (ii) a VFN Purchaser may not assign any of its obligations hereunder without the prior written consent of the Accounts Owner, which consent shall not be unreasonably withheld; provided that a VFN Purchaser may assign its rights and obligations hereunder to any Person as long as the credit support provided by its Credit Support Providers and delivered to the Seller on the Closing Date in connection with the transactions contemplated by this Agreement remain in full force and effect with respect to such transferee and provided, further, that each Rating Agency shall have been given prior notice of any assignment by the Transferor or any VFN Purchaser and each of the Rating Agencies shall have notified the Transferor, the Accounts Owner, the VFN Purchasers and the Indenture Trustee in writing that such assignment will not result in a reduction or withdrawal of the then current rating of the Securities or any of the rated Series 2002-1 Notes.

Section 7.9             No Recourse.)       (a)  No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of Providian, the Seller or any VFN Purchaser as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of any of them or any incorporator, affiliate, stockholder, officer, employee, member, manager or director of any of them or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each of Providian, the Seller and the VFN Purchasers contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate or limited liability company obligations of any such entity; and that no personal liability whatsoever shall attach to or be incurred by any administrator of Providian, the Seller or any VFN Purchaser or any incorporator, stockholder, affiliate, officer, employee, member, manager or director of Providian, Seller or any VFN Purchaser or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of Providian, Seller or any VFN Purchaser, contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such administrator of such Providian, Seller or VFN Purchaser and each incorporator, stockholder, affiliate, officer, employee, member, manager or director of Providian, Seller or VFN Purchaser or of any such administrator, or any of them, for breaches by Providian, Seller or VFN Purchaser of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of, and in consideration for, the execution of this Agreement.

(b)           The provisions of this Section 7.9 shall survive the termination of this Agreement.

The obligations of the Seller arising under this Agreement shall be payable solely from amounts available therefor in accordance with the Series 2002-A Indenture

Supplement and amounts otherwise released by the Trust to the Transferor as holder of the Transferor Amount or any other interest in the Trust.

Section 7.10           Further Assurances.

(a)           Each of Providian and the Seller agrees to do such further acts and things and to execute and deliver to each VFN  Purchaser and Servicer such additional assignments, agreements, powers and instruments as are reasonably required by such party to carry into effect the purposes of this Agreement or to better assure and confirm unto such party its rights, powers and remedies hereunder.

(b)           Each VFN Purchaser each agrees to do such further acts and things and to execute and deliver to Providian and the Seller such additional assignments, agreements, powers and instruments as are reasonably required by such party to carry into effect the purposes of this Agreement or to better assure and confirm unto such party its rights, powers and remedies hereunder.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Series 2002-A Variable Funding Notes Purchase Agreement as of the date first written above.

PACCT, LLC,
as Seller

By:
Name:
Title:

PROVIDIAN NATIONAL BANK
in its individual capacity and as Accounts Owner

By:
Name:
Title:

Acknowledged by the Servicer solely with respect

to the definition of “Commitment Amount” and

Sections 2.3, 3.3(a) and 7.10.

By:
Name:
Title:

CSG, LLC
as Purchaser

On behalf of MTGLQ Investors, L.P.

By:
Name:
Title:

On behalf of SB Funding Corp.

By:
Name:
Title:

On behalf of CompuCredit Acquisition Corporation

By:
Name:
Title:

MTGLQ INVESTORS, L.P.
as Secondary Purchaser

By:
Name:
Title:

SB FUNDING CORP.
as Secondary Purchaser

By:
Name:
Title:

COMPUCREDIT ACQUISITION CORPORATION
as Secondary Purchaser

By:
Name:
Title:

ANNEX A

NOTICES

For purposes of funding Net Purchase Requirements:

If to the Purchaser (LLC):

CompuCredit Corporation

245 Perimeter Center Pkwy, Suite 600

Atlanta, Georgia  30346

Attn:  John Foster

Telephone:  (770) 206-6289

Email:  John.Foster@compucredit.com

With copies to

Ashley L. Johnson

Telephone:  (770) 206-6276

Fax:  (770)  206-6181

Email:  Ashley.Johnson@compucredit.com

And to

Rohit Kirpalani

General Counsel

Telephone:  (770) 206-6275

Fax:  (770) 206-6187

Email:  rohit.kirpalani@compucredit.com

If to the Secondary Purchasers:

MTGLQ Investors, L.P.

c/o Goldman, Sachs & Co.

85 Broad Street

New York, New York 10904

Attn: Peter Aberg

Telephone:  (212) 902-1828

Fax: (212) 902-1828

Email:  Peter.Aberg@gs.com

SB Funding Corp.

c/o Salomon Smith Barney Inc.

390 Greenwich Street, 6th Floor

New York, New York 10013

Attn: William Grady

Telephone:  (212) 723-9552

Fax Number: (212) 723-8591

Email:  William.Grady@ssmb.com

CompuCredit Acquisition Corporation

245 Perimeter Center Pkwy, Suite 600

Atlanta, Georgia  30346

Attn:  John Foster

Telephone:  (770) 206-6289

Email:  John.Foster@compucredit.com

With copies to

Ashley L. Johnson

Telephone:  (770) 206-6276

Fax:  (770)  206-6181

Email:  Ashley.Johnson@compucredit.com

And to

Rohit Kirpalani

General Counsel

Telephone:  (770) 206-6275

Fax:  (770) 206-6187

Email:  rohit.kirpalani@compucredit.com

If to the Credit Support Providers:

On behalf of MTGLQ Investors, L.P.

The Goldman Sachs Group Inc.

c/o Goldman, Sachs & Co.

85 Broad Street

New York, New York 10904

Attn: Peter Aberg

Telephone:  (212) 902-1828

Fax: (212) 902-1828

Email:  Peter.Aberg@gs.com

On behalf of SB Funding Corp.

Salomon Smith Barney Holdings Inc.

c/o Salomon Smith Barney Inc.

390 Greenwich Street, 6th Floor

New York, New York 10013

Attn: William Grady

Telephone:  (212) 723-9552

Fax Number: (212) 723-8591

Email:  William.Grady@ssmb.com

On behalf of CompuCredit Acquisition Corporation

CompuCredit Corporation

245 Perimeter Center Pkwy, Suite 600

Atlanta, Georgia  30346

Attn:  John Foster

Telephone:  (770) 206-6289

Email:  John.Foster@compucredit.com

With copies to

Ashley L. Johnson

Telephone:  (770) 206-6276

Fax:  (770)  206-6181

Email:  Ashley.Johnson@compucredit.com

And to

Rohit Kirpalani

General Counsel

Telephone:  (770) 206-6275

Fax:  (770) 206-6187

Email:  rohit.kirpalani@compucredit.com

For all other purposes:

If to PACCT, LLC

PACCT, LLC

c/o Providian Financial Corporation

201 Mission Street

San Francisco, California 94105

Attn: Treasurer

Fax:  415-278-6023

With a copy to:

Providian Financial Corporation

201 Mission Street

San Francisco, California 94105

Attn: General Counsel

Fax:  415-278-6028

If to Providian National

Bank:

Providian National Bank

c/o Providian Financial Corporation

201 Mission Street

San Francisco, California 94105

Attn: Treasurer

Fax:  415-278-6023

With a copy to:

Providian Financial Corporation

201 Mission Street

San Francisco, California 94105

Attn: General Counsel

Fax:  415-278-6028

If to the Purchaser (LLC):

CSG, LLC

c/o Salomon Smith Barney Inc.

390 Greenwich Street, 6th Floor

New York, New York 10013

Attn: William Grady

Fax: 212-723-8591

and

CSG, LLC

c/o Goldman, Sachs & Co.

85 Broad Street

New York, New York 10904

Attn: Peter Aberg

Fax: 212-902-1828

and

CSG, LLC

CompuCredit Corporation

245 Perimeter Center Pkwy, Suite 600

Atlanta, Georgia  30346

Attn:  Rohit Kirpalani

Fax:  (770)  206-6187

If to Secondary Purchasers:

MTGLQ Investors, L.P.

32 Old Slip, 29th Floor

New York, New York  10005

Attn:  Jay Strauss, Esq.

Copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

4 Times Square

New York, New York 10036

Attn: Richard Kadlick, Esq.

SB Funding Corp.

c/o Salomon Smith Barney Inc.

390 Greenwich Street, 6th Floor

New York, New York 10013

Attn: William Grady

CompuCredit Acquisition Corporation

101 Convention Center Drive

Suite 850-15B

Las Vegas, Nevada  89109

Attn: General Counsel

Copy to:

CompuCredit Corporation

245 Perimeter Center Parkway

Suite 600

Atlanta, Georgia  30346

Attn: General Counsel

and

Troutman Sanders LLP

600 Peachtree Street N.E., Suite 5200

Atlanta, Georgia  30308-2216

Attn: Robert W. Grout, Esq.

ANNEX B

Procedures for Funding the Variable Funding Notes

1)     Pursuant to the Series 2002-1 Indenture Supplement, during the Reinvestment Period, Special Reinvestment Period and Partial Reinvestment Period, Collections that will be available on each Business Day may be remitted to PACCT, LLC to reduce the amount of funding made by the Accounts Owner.  This Business Day is referred to as an “Origination Date”.

2)     On any Business Day upon which additional funding is required due to a net increase in the Receivables Balance on the related Origination Date, the Accounts Owner (or the Servicer after the Interim Servicing Period) shall submit a Daily Settlement Report on the morning of the third Business Day following the Business Day of the net increase (this third Business Day is referred to as the “Increase Date”), evidencing such insufficiency to the Servicer (if during the Interim Servicing Period), the LLC Administrator, the Note Administrator and each of the Secondary Purchasers no later than 7:00 a.m. (New York City time) on such Increase Date.

3)     On the Increase Date, if available funds that have accumulated since the first Business Day in that calendar month in the Collection Account held by the Note Administrator are not sufficient to fund the amount requested with respect to the related Origination Date, the Servicer shall request the Reserve Account Administrator withdraw funds from the Reserve Account to the extent required in order to purchase a new balance in the Variable Funding Note (the “VFN”) which is held by the Purchaser.  The Reserve Account will be created pursuant to a Reserve Account Agreement between the LLC and the Reserve Account Administrator named therein.

4)     As provided in the Series 2002-1 Indenture Supplement and in the Amended and Restated LLC Agreement, if on any Increase Date funding is required and to the extent Collections, amounts in the Reserve Account are insufficient to fund new Receivables for that date, each of the Members will be notified and will be required to make mandatory capital contributions as needed that day equal to its VFN Commitment Share of the amount needed to fund the additional VFN balance and to restore the Reserve Account balance.

5)     To the extent that a Member defaults in making such contribution or to the extent the LLC is unable to fund such Member’s VFN Commitment Share of the Net Purchase Requirement (an “Affected Member”), the Servicer, on behalf of the Note Administrator, will exercise the rights under the VFN Purchase Agreement to cause the Affected Member in its capacity as Secondary Purchaser to directly fund a portion of the VFN equal to the amount that the Affected Member should have contributed to the LLC for such purpose.

6)     VFN purchases by a Secondary Purchaser will be limited to the lesser of (i) the available VFN Purchase Commitment applicable to such Secondary Purchaser and (ii) such Secondary Purchaser’s VFN Commitment Share (as defined in the VFN Funding Agreement) of the amount requested.  Any purchase by a Secondary Purchaser will be made directly by such Secondary Purchaser through a VFN held by the Secondary Purchaser.  All VFNs (including the VFN held by the LLC) shall be VFNs of the same Series.

7)     The performance of a Member’s obligations under the VFN Purchase Agreement will be guaranteed or otherwise supported by such Member’s Credit Support Provider.  If a Secondary Purchaser fails to fund its commitment pursuant to the VFN Funding Agreement, the Servicer on behalf of PACCT, LLC will notify such Member’s Credit Support Provider and the non-affected Members and will enforce the Credit Support Provider’s obligations to fund or to cause such Secondary Member to fund the  obligations of the Secondary Member under the VFN Purchase Agreement in accordance with the applicable credit support agreement.

8)     If a Credit Support Provider fails to fulfill such obligations, the non-affected Member or Members will have the opportunity to make a loan on behalf of the Affected Member to the applicable LLC to fund such commitment.  If such loans are not repaid to the non-affected Member or Members making such loan, Percentage Interests in the LLC will be adjusted in accordance with the terms of the Amended and Restated LLC Agreement.

9)     Under the VFN Purchase Agreement, each Member’s available commitment will be reduced from time to time by its share of funds used to purchase VFNs, whether coming from capital contributions, payments made under the VFN Purchase Agreement, draws under the applicable credit support agreements or amounts withdrawn from the Reserve Account.  The commitments will also be subject to change according to a dynamic formula based on certain minimums and the aggregate Open To Buy amounts with respect to the Accounts.  The Note Administrator will be responsible for monitoring such commitment amounts, provided that the Servicer shall furnish the Note Administrator with all information necessary to monitor such amounts.

10)   To the extent funding does not occur by the end of such Increase Date, the funding will be deemed to have been made by the holder of the Transferor Amount.  The Servicer shall notify the LLC and each of the applicable Members and Credit Support Providers.  In accordance with the terms of the Accounts Ownership and Administration Agreement, during the next two Business Days, the non-affected Members may fund the Affected Member’s share in accordance with the terms of the Amended and Restated LLC Agreements.  Further, the Accounts Owner and the Secondary Purchasers may agree to waive certain conditions and allow such Secondary Purchasers to fund requested amounts after the second Business Day.

Timeline

(each of the following times is the deadline for such actions on an Increase Date and is New York City time)

•       7:00 a. m.  The Accounts Owner (during the Interim Servicing Period) or the Servicer (after the Interim Servicing Period) will issue the Daily Settlement Report with respect to the related Origination Date to PACCT, the LLC Adminsitrator, the Note Administrator, the Servicer (during the Interim Servicing Period) and the Members outlining the funding excess or shortfall for the related Origination Date.

•       11:00 a.m.  The Servicer shall submit a report to the Note Administrator outlining any shortfall and the report shall:

a)     Determine the amount of funds available in the Collection Account from Collections on Receivables since the first Business Day in that calendar month.

b)    If the funds calculated in (a) above are sufficient to cover the shortfall, then the Servicer will instruct the Note Administrator to remit such funds to PACCT, LLC and will submit a report to the Indenture Trustee, the Note Administrator, PACCT, LLC and the Members, with no further action required.

c)     If the funds calculated in (a) above are not sufficient to cover the shortfall, then the Servicer, acting on behalf of the Note Administrator, will determine whether VFN funding is necessary, whether amounts in the Reserve Account will be adequate for such purpose, whether additional amounts will be required from the LLC or its Members to purchase the new balance of the VFN and whether the LLC will be required to make a payment to the Reserve Account to restore it to its required balance.  The Servicer will submit a report to the Note Administrator, PACCT, LLC and the Secondary Purchasers outlining these amounts.

d)    In addition, if the amount in the Reserve Account is sufficient to cover the required VFN funding, then the Servicer will instruct the Reserve Account Administrator (in accordance with the notice requirements of Section 7.3 of the VFN Purchase Agreement) to remit such funds to PACCT, LLC and shall instruct the Note Administrator to remit any funds available in the Collection Account from Collections on Receivables since the first Business Day of the current month (in accordance with the report submitted from the Servicer by 11:00 a.m.), with no further action required.

•       1:00p.m.  The Members will confirm to the Servicer the amount of their respective capital contributions to be made on such Day, and will initiate wires to PACCT, LLC no later than 3:00 p.m.

 If, by 1:00 p.m., a Member fails to confirm to the Servicer that it will make its required capital contribution, it will be deemed an Affected Member. In such event, the Servicer shall use commercial reasonable efforts to implement the following steps (the “Further Administrative Steps”):

i.      The Servicer shall exercise the rights under the VFN Purchase Agreement to cause the Affected Member in its capacity as Secondary Purchaser to directly fund a portion of the VFN equal to the amount that the Affected Member should have contributed to the LLC for such purpose;

ii.    If a Secondary Purchaser fails to fund its commitment pursuant to the VFN Purchase Agreement, the Servicer on behalf of PACCT, LLC will notify such Member’s Credit Support Provider and the non-affected Members and will enforce the Credit Support Provider’s obligations to fund or to cause such Secondary Member to fund the  obligations of the Secondary Member under the VFN Purchase Agreement in accordance with the applicable credit support agreement; and

iii.   If a Credit Support Provider fails to fulfill such obligations, the non-affected Member or Members will have the opportunity to make a loan on behalf of the Affected Member to the applicable LLC to fund such commitment.  If such loans are not repaid to the non-affected Member or Members making such loan, Percentage interests in the LLC will be adjusted in accordance with the terms of the Amended and Restated LLC Agreement.  The Servicer shall inform the non-affected Member or Members of this opportunity and will coordinate with such Members to conduct the fund transfer process.

•       5:30 p.m.  Servicer shall determine the aggregate amount funded that Business Day with respect to the Net Purchase Requirement and shall confirm the available Commitment Amounts with the Note Administrator, and shall notify the Note Administrator and the Accounts Owner of the respective amounts funded by each holder of a VFN.  The Note Administrator shall increase the applicable VFN Note Balance on the registry maintained by the Note Administrator, and the Servicer shall maintain records of the available commitments under the VFN Purchase Agreement.  The Servicer will submit a report to the Accounts Owner and to each Secondary Purchaser at the end of each Increase Date Day outlining the day’s activity.

If the Servicer is notified by the Note Administrator that a wire reported on the 5:30 p.m. report from any Increase Day was not in fact received, then the Servicer shall use commercially reasonable efforts to implement the Further Administrative Steps.

Procedures acknowledged by:

COMPUCREDIT CORPORATION

as Servicer

By:
Name :
Title:

COMPUCREDIT ACQUISITION CORPORATION
as LLC Administrator

By:
Name:
Title:

CITIBANK, N.A.
as Note Administrator

By:
Name :
Title: